Exhibit 10.1

DATA last updated on June 30, 2005

Tenure Number 409740

Tenure Type	FOUR POST CLAIM
Old Tenure Number	409740
Tag Number	237051
Claim Name	ARLINGTON 1
Tenure Status	GOOD STANDING 2005.03.31
Mining Division	GREENWOOD
Primary Map	082E055
Secondary Maps	082E065
Area	16 UNITS
Owner(s)	147186	BROCK, PAUL DOUGLAS	100%
Locator	109141	GALLISSANT, GERARD
Commenced	2004.03.31 12:25
Completed	2004.03.31 12:30
Issue Date	2004.03.31
Work Recorded To	2005.03.31
Posts not Placed	11
Plotted On Map	YES

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